Exhibit (c)(3)

Goldman Sachs Discussion Materials for Francis Special Committee Goldman, Sachs & Co. 13-Oct-2008

Goldman Sachs Table of Contents I. Market Update II. Forecast and Analysis Methodology Consideration Appendix A: James Transaction Considerations

Goldman Sachs I. Market Update Market Update 1

Goldman Sachs Francis Stock Price Performance History Since James Offer 14-Sep-2008 14-Sep-2008 $110.00 Sale of Merrill Lynch to Bankruptcy of Lehman Brothers Bank of America 25-Sep-2008 Emergency sale of Washington Mutual to JP Morgan $100.00 29-Sep-2008 07-Sep-2008 House rejects U.S. bails out Fannie earlier version of Mae and Freddie Mac bailout plan $90.00 16-Sep-2008 Price 03-Oct-2008 Federal Reserve agrees House approves to lend $85bn to A.I.G. Closing bailout plan $80.00 20-Sep-2008 Bush administration formally proposes $700bn bailout 01-Oct-2008 Senate approves 21-Sep-2008 bailout plan $73.00 $70.00 Goldman Sachs and Morgan Stanley become 08-Oct-2008 bank holding companies Central banks coordinate interest rate cuts $60.00 18-Jul-2008 30-Jul-2008 11-Aug-2008 23-Aug-2008 4-Sep-2008 16-Sep-2008 28-Sep-2008 10-Oct-2008 Daily from 18-Jul-2008 to 10-Oct-2008 Francis Source: FactSet as of 10-Oct-2008 Market Update 2

Goldman Sachs Relative Stock Price Performance History Year to Date 160% 140% Price 120% 8.8% Indexed 100% (6.8%) 80% (24.2%) (29.9%) 60% (38.8%) Jan- Feb- Mar- Apr- Jun- Jul- Aug- Oct-2008 2008 2008 2008 2008 2008 2008 2008 Daily from 01-Jan-2008 to 10-Oct-2008 3 Months 130% 120% Price 110% 100% Indexed 90% (6.3%) (20.2%) 80% (21.4%) (23.1%) 70% (28.3%) 10-Jul- 23-Jul- 5-Aug- 18-Aug- 31-Aug- 13-Sep- 26-Sep- 9-Oct-2008 2008 2008 2008 2008 2008 2008 2008 Daily from 10-Jul-2008 to 10-Oct-2008 6 Months 130% 120% 110% Price 100% (6.4%) 90% (16.3%) Indexed 80% (18.0%) (20.8%) 70% 60% (33.9%) 10-Apr- 6-May- 1-Jun- 27-Jun- 23-Jul- 18-Aug- 13-Sep- 9-Oct-2008 2008 2008 2008 2008 2008 2008 2008 Daily from 10-Apr-2008 to 10-Oct-2008 1 Month 110% 100% Price 90% Indexed (18.0%) 80% (21.4%) (21.7%) (23.7%) 70% (27.0%) 10-Sep- 14-Sep- 18-Sep- 22-Sep- 26-Sep- 30-Sep- 4-Oct- 8-Oct-2008 2008 2008 2008 2008 2008 2008 2008 Daily from 10-Sep-2008 to 10-Oct-2008 Francis James Large Cap Biotech¹ Large Pharma² S&P 500 Index 1 Source: FactSet as of 10-Oct-2008 2 Large Cap Biotech Composite includes: Amgen, Biogen Idec, Celgene, Genzyme and Gilead. Large Pharma Composite includes: Abbott, AstraZeneca, Bayer, Bristol-Myers Squibb, Eli Lilly, GSK, JNJ, Merck, Novartis, Novo Nordisk, Pfizer, Sanofi-Aventis, Schering-Plough and Wyeth. Market Update 3

Goldman Sachs Next Twelve Months P/E Multiples Last Five Years 90x Average Multiple As of 5-Year 3-Year 1-Year 18-Jul-2008 Current 80x Francis 43.4x 32.1x 22.5x 20.4x 19.7x Large Cap Biotech¹ 25.8 22.1 19.7 16.7 15.1 Large Pharma² 16.4 15.8 13.8 12.2 8.3 70x 60x Multiple 50x P/E NTM 40x 30x 20x 19.7x 15.1x 10x 8.3x 0x Oct-2003 Jun-2004 Mar-2005 Nov-2005 Aug-2006 Apr-2007 Jan-2008 Sep-2008 Daily from 10-Oct-2003 to 10-Oct-2008 Francis Large Cap Biotech¹ Large Pharma² 1 Source: FactSet as of 10-Oct-2008 2 Large Cap Biotech Composite includes: Amgen, Biogen Idec, Celgene, Genzyme and Gilead. Large Pharma Composite includes: Abbott, Bayer, Bristol-Myers Squibb, Eli Lilly, JNJ, Merck, Novartis, Novo Nordisk, Pfizer, Sanofi-Aventis, Schering-Plough and Wyeth. Market Update 4

Goldman Sachs Francis Top Institutional Shareholders Composition As of 30-Sep-2008 % O/S James Holdings 587,189,380 55.81% Non-James Holding 464,981,518 44.19 Shares Outstanding 1,052,170,898 Top Shareholders (Sorted by “Current Position”) Position 18-Jul-2008 Current Current Current (Based on 30-Jun-2008 Position Position Position Change vs. Change vs. %O/S of %O/S of Rank Institution Name 13F Filings) 12-Sep-2008 19-Sep-2008 26-Sep-2008 19-Sep-2008 18-Jul-2008 Avg. Cost Total Minority 1 Fidelity Management & Research 41,806,660 41,006,660 41,006,660 41,006,660 0 (800,000) $60.19 3.9% 8.8% 2 Marsico Capital 27,214,792 27,214,792 27,214,792 27,214,792 0 0 41.00 2.6 5.9 3 Capital Guardian Trust 19,376,837 17,876,837 17,876,837 16,876,837 (1,000,000) (2,500,000) 78.24 1.6 3.6 4 Barclays Global 15,306,210 15,306,210 15,306,210 15,306,210 0 0 54.51 1.5 3.3 5 T. Rowe Price 17,256,456 15,256,456 15,256,456 15,256,456 0 (2,000,000) 74.79 1.4 3.3 6 AllianceBerstein (AXA) 17,112,145 15,594,000 14,376,000 14,376,000 0 (2,736,145) 70.26 1.4 3.1 7 Capital Research & Management 15,350,000 13,350,000 13,350,000 13,350,000 0 (2,000,000) 65.05 1.3 2.9 8 Wellington Management 15,892,746 11,892,746 11,892,746 10,892,746 (1,000,000) (5,000,000) 65.48 1.0 2.3 9 Jennison Associates 10,779,817 10,779,817 10,779,817 10,779,817 0 0 66.39 1.0 2.3 10 Vanguard Group 9,056,406 9,056,406 9,056,406 9,056,406 0 0 59.11 0.9 1.9 11 ClearBridge Advisors 9,712,089 8,512,089 8,512,089 8,512,089 0 (1,200,000) 33.14 0.8 1.8 12 Delaware Inv. Advisors 9,135,610 8,147,746 8,147,746 8,147,746 0 (987,864) 78.18 0.8 1.8 13 Janus Capital Management 7,796,255 7,796,255 7,796,255 7,796,255 0 0 48.86 0.7 1.7 14 TIAA-CREF Asset Management 7,281,457 7,281,457 7,281,457 7,281,457 0 0 65.24 0.7 1.6 15 State Street Global Advisors 6,597,198 6,597,198 6,597,198 6,597,198 0 0 46.15 0.6 1.4 16 Goldman Sachs Asset Management 7,215,425 4,844,682 4,844,682 4,844,682 0 (2,370,743) 73.67 0.5 1.0 17 TCW Asset Management 4,703,902 4,703,902 4,703,902 4,703,902 0 0 39.65 0.4 1.0 18 Waddell & Reed 2,382,370 2,482,370 2,482,370 4,682,370 2,200,000 2,300,000 84.28 0.4 1.0 19 Columbia Management (BofA) 4,147,081 4,147,081 4,147,081 4,147,081 0 0 72.30 0.4 0.9 20 CalPERS 4,116,863 4,116,863 4,116,863 4,116,863 0 0 48.53 0.4 0.9 21 Walter Scott & Partners 4,070,591 4,070,591 4,070,591 4,070,591 0 0 69.76 0.4 0.9 22 Citadel 200,000 4,400,000 4,400,000 4,000,000 (400,000) 3,800,000 93.95 0.4 0.9 23 GE Asset Management 3,788,047 3,788,047 3,788,047 3,988,047 200,000 200,000 76.95 0.4 0.9 24 Credit Suisse 237,578 6,237,578 6,237,578 3,237,578 (3,000,000) 3,000,000 96.33 0.3 0.7 25 Bellevue Asset Management (BB Biotech) 3,192,536 3,192,536 3,192,536 3,192,536 0 0 81.66 0.3 0.7 Top 25 Institutional Shareholders 263,729,071 257,652,319 256,434,319 253,434,319 (3,000,000) (10,294,752) $65.75 24.1% 54.5% Source: Bloom Partners Note: Capital Research Global and Capital World Investors have been combined. Walter Scott & Partners is Scotland-based investment firm. Market Update 5

Goldman sachs Francis Top Institutional Shareholders Composition Stockholder Composition by Voting Power as a % of Non-James Shares Outstanding 18-Jul-2008 06-Oct-2008 Employee Employee 401K Record 401K Record 0.2% Holders 0.2% Holders Hedge / Arb 0.5% 0.3% 4.4% Hedge / Arb Retail 14.9% 16.5% Retail 13.4% Institutional Institutional 78.4% 71.2% Source: Innisfree Market Update 6

Goldman sachs Comparison of Public Trading Multiples Francis vs. Large Cap Biotech and Large Pharma 2009 P/E 22.7 x Median = 13.5x 23.2 x Median = 8.0x Median = 9.3x 20.9 x 18.6 x 16.4 x 15.5 x 13.5 x 13.5 x 11.8 x 11.4 x 10.7 x 11.0 x 10.2 x 9.6 x 8.8 x 9.1 x 8.9 x 7.5 x 7.9 x 8.1 x 7.3 x 6.8 x 6.6 x 6.0 x Francis Francis Francis (1 Amgen Biogen IdecCelgene Genzyme Gilead Abbott Bristol- Eli Lilly Johnson & Merck Pfizer Schering- Wyeth James AstraZeneca Bayer GSK Merck KGaANovartis Novo Sanofi-(Current) (Offer) Day Prior to Myers Johnson Plough Nordisk Aventis Offer) Squibb 2009 P/E/G Median = 0.8x Median = 1.4x 2.9 x Median = 1.4x 2.0 x 1.9 x 1.9 x 1.7 x 1.9 x 1.5 x 1.4 x 1.5 x 1.4 x 1.3 x 1.3 x 1.2 x 1.3 x 1.2 x 1.1 x 0.8 x 1.0 x 1.0 x 0.6 x 0.7 x 0.8 x 0.7 x 0.7 x Francis Francis Francis (1 Amgen Biogen IdecCelgene Genzyme Gilead Abbott Bristol- Eli Lilly Johnson & Merck Pfizer Schering- Wyeth James AstraZeneca Bayer GSK Merck KGaANovartis Novo Sanofi-(Current) (Offer) Day Prior to Myers Johnson Plough Nordisk Aventis Offer) Squibb Large Cap Biotech U.S. Large Pharma Europe Large Pharma Source: IBES median estimates as of 10-Oct-2008 Market Update 7

Goldman sachs Comparison of Selected Comparable Companies Selected Biotech ($ in millions, except per share data) Price as of 52-Week Diluted Diluted Long-Term EV / LTM P/E P/E to Growth 10-Oct-2008 High Market Cap Enterprise Value EPS Growth Sales 2008E 2009E 2008E 2009E Francis $73.00 73.9% $78,600 $74,602 15.0% 6.2 x 21.2 x 18.6 x 1.4 x 1.2 x 1—Month Average 88.34 89.4 95,781 91,783 15.0 7.7 25.6 22.5 1.7 1.5 3—Month Average 91.97 93.1 99,947 95,949 15.0 8.0 26.7 23.5 1.8 1.6 Selected Biotech¹ Amgen $48.58 73.7% $51,399 $53,929 9.3% 3.7 x 11.1 x 10.7 x 1.2 x 1.2 x Biogen Idec 42.78 51.8 12,417 11,971 13.0 2.8 12.1 11.0 0.9 0.8 Celgene 54.52 70.8 27,517 25,287 37.5 16.1 35.4 23.2 0.9 0.6 Genzyme 64.59 77.6 17,757 17,117 18.0 4.2 16.4 13.5 0.9 0.7 Gilead 37.47 65.6 35,948 34,780 17.0 7.8 19.0 16.4 1.1 1.0 High 77.6% $51,399 $53,929 37.5% 16.1 x 35.4 x 23.2 x 1.2 x 1.2 x Mean 67.9 29,008 28,617 19.0 6.9 18.8 15.0 1.0 0.9 Median 70.8 27,517 25,287 17.0 4.2 16.4 13.5 0.9 0.8 Low 51.8 12,417 11,971 9.3 2.8 11.1 10.7 0.9 0.6 Source: 1 Latest publicly available financial statements, IBES median estimates and Wall Street research as of 10-Oct-2008 Selected Biotech includes profitable companies with Market Cap >$10bn. Market Update 8

Goldman sachs Comparison of Selected Comparable Companies Large Pharma ($ in millions, except per share data) Price as of 52-Week Diluted Diluted Long-Term EV / LTM P/E P/E to Growth 10-Oct-2008 High Market Cap Enterprise Value EPS Growth Sales 2008E 2009E 2008E 2009E Francis $73.00 73.9% $78,600 $74,602 15.0% 6.2 x 21.2 x 18.6 x 1.4 x 1.2 x 1—Month Average 88.34 89.4 95,781 91,783 15.0 7.7 25.6 22.5 1.7 1.5 3—Month Average 91.97 93.1 99,947 95,949 15.0 8.0 26.7 23.5 1.8 1.6 Large Pharma James $132.00 67.9% $114,957 $109,965 7.8% 2.3 x 12.8 x 11.4 x 1.6 x 1.5 x Abbott 49.45 81.7 76,367 125,579 13.0 4.7 15.1 13.5 1.2 1.0 AstraZeneca 35.32 75.0 51,092 102,618 4.0 3.4 7.2 6.8 1.8 1.7 Bayer 54.84 62.1 41,918 111,581 7.1 2.5 10.0 9.1 1.4 1.3 Bristol-Myers Squibb 17.56 58.5 34,775 78,206 11.8 3.9 10.6 8.8 0.9 0.7 Eli Lilly 31.36 53.6 35,655 74,569 5.5 3.9 8.0 7.3 1.5 1.3 GSK 16.94 71.8 87,354 98,157 5.1 2.6 9.9 9.6 1.9 1.9 Johnson & Johnson 55.85 77.3 156,855 156,949 8.2 2.5 12.4 11.8 1.5 1.4 Merck 26.23 43.2 56,197 53,857 4.0 2.2 8.0 7.5 2.0 1.9 Merck KGaA 82.94 66.2 18,031 72,782 10.6 7.5 9.9 8.9 0.9 0.8 Novartis 42.84 73.5 96,984 142,633 7.6 3.5 11.3 10.2 1.5 1.3 Novo Nordisk 45.27 71.0 28,844 34,968 14.0 4.5 16.7 15.5 1.2 1.1 Pfizer 15.14 59.3 102,059 130,534 3.2 2.7 6.4 6.0 2.0 1.9 Sanofi-Aventis 51.22 57.0 66,846 72,777 3.3 1.9 7.1 6.6 2.2 2.0 Schering-Plough 13.36 40.6 21,718 71,220 11.0 5.0 8.4 7.9 0.8 0.7 Wyeth 29.89 60.4 39,856 78,401 2.8 3.4 8.5 8.1 3.1 2.9 High 81.7% $156,855 $156,949 14.0% 7.5 x 16.7 x 15.5 x 3.1 x 2.9 x Mean 63.7 64,344 94,675 7.4 3.5 10.1 9.3 1.6 1.5 Median 64.2 53,644 88,279 7.3 3.4 9.9 8.8 1.5 1.4 Low 40.6 18,031 34,968 2.8 1.9 6.4 6.0 0.8 0.7 Source: Latest publicly available financial statements, IBES median estimates and Wall Street research as of 10-Oct-2008 Market Update 9

Goldman Sachs Present Value of Future Stock Price Analysis Management Case, Adjusted for Share Repurchases at One Year Forward at 21.0x P/E1 Future Stock Price (Undiscounted) Present Value at 9.0% Cost of Equity 18.0x 21.0x 24.0x 18.0x 21.0x 24.0x $160 $160 $144.59 $126.52 $115.81 $121.70 $120 $120 $108.44 $106.25 $101.33 $106.49 $95.63 $95.63 $92.96 $91.27 $80 $83.68 $86.86 $80 $83.68 $79.68 $71.73 $71.73 $40 $40 2009E 2010E 2011E 2009E 2010E 2011E 2009E 2010E 2011E 2008E—2011E CAGR EPS (Mgmt Forecast)¹ $ 3.98 $ 4.83 $ 6.02 20.3% IBES $ 3.93 $ 4.47 $ 4.94² 12.6% 1 Source: Francis management projections and IBES Assumes cash of $3.9bn, $5.0bn and $6.7bn for 2009E-2011E, respectively, used to repurchase shares based on management projections. Price of share repurchase assumed to be 21.0x one year 2 forward EPS per Management Case ($102.26, $129.17 and $147.78 for 2009E-2011E, respectively). 3 2011E IBES mean based on selected composite from Wall Street research. 2008E EPS per Francis management. Market Update 10

Goldman Sachs Weighted Average Cost of Capital Analysis As of 10-Oct-2008 Selected Comparables Predicted Adjusted Company Net Debt (1) Market Equity Equity Beta (2) Asset Beta Francis—$78,172 0.71 0.71 Amgen $2,530 51,399 0.75 0.73 Biogen Idec—12,417 0.84 0.84 Celgene—24,800 0.89 0.89 Genzyme—17,352 0.82 0.82 Gilead—34,469 1.03 1.03 Mean 0.87 0.86 Median 0.84 0.84 WACC Calculation WACC Sensitivity Table Risk Free Rate (3) 4.4% Median Comparables Asset Beta 0.84 Equity Risk Premium (%) Francis Total Debt/Market Equity (4) 3.2% 4.36% 4.6% 4.8% 5.1% 5.3% 5.6% Assumed Tax Rate (5) 36% Predicted Equity Beta 0.84 0.74 7.6% 7.8% 8.0% 8.2% 8.3% Equity Risk Premium (6) 5.1% Beta 0.79 7.8% 8.0% 8.2% 8.4% 8.6% Cost of Equity 8.6% Equity 0.84 8.1% 8.3% 8.5% 8.7% 8.9% Cost of Debt 5.0% 0.89 8.3% 8.5% 8.7% 8.9% 9.1% After-Tax Cost of Debt 3.2% 0.94 8.5% 8.7% 9.0% 9.2% 9.4% WACC 8.5% Source: Company filings, Ibbotson and Bloomberg (1) For levering and re-levering beta, assumed to be zero if net debt is negative. (2) Bloomberg 5 year weekly predicted betas. (3) Yield on 30-year 3.5% U.S. Treasury due 2028 as of 10-Oct-2008. (4) Francis Total Debt/Market Equity as of 30-Jun-2008, fully diluted Market Cap as of 10-Oct-2008. (5) Assumed tax rate per Francis management. (6) U.S. Equity Risk Premium as of year-end 2007 per Ibbotson data. Market Update 11

Goldman Sachs Discounted Cash Flow Analysis of Francis Financial Sensitivities 2024 Terminal Year Enterprise Value Perpetuity Growth Rate 2.0% 2.5% 3.0% 3.5% 4.0% 10.0% $88,115 $90,707 $93,669 $97,087 $101,074 Rate 9.5% 94,890 98,061 101,721 105,990 111,036 Discount 9.0% 102,518 106,437 111,010 116,414 122,899 8.5% 111,064 115,963 121,753 128,701 137,193 8.0% 120,461 126,666 134,113 143,214 154,590 % of Enterprise Value in Terminal Value Perpetuity Growth Rate $ 50.6 2.0% 2.5% 3.0% 3.5% 4.0% 10.0% 40.9% 42.6% 44.4% 46.4% 48.5 % Rate 9.5% 43.6 45.4 47.4 49.5 51.8 Discount 9.0% 46.5 48.5 50.6 52.9 55.4 8.5% 49.8 51.9 54.2 56.6 59.3 8.0% 53.5 55.8 58.2 60.9 63.8 Equity Value Per Share—Diluted Perpetuity Growth Rate $ 106.1 2.0% 2.5% 3.0% 3.5% 4.0% 10.0% $85.98 $88.26 $90.86 $93.87 $97.37 Rate 9.5% 91.94 94.72 97.94 101.69 106.13 Discount 9.0% 98.64 102.08 106.10 110.86 116.56 8.5% 106.15 110.46 115.55 121.66 129.13 8.0% 114.41 119.87 126.42 134.43 144.44 Implied 2024 P/E1 Perpetuity Growth Rate $ 13.1 2.0% 2.5% 3.0% 3.5% 4.0% 10.0% 9.7 x 10.4 x 11.2 x 12.2 x 13.2 x Rate 9.5% 10.4 11.2 12.1 13.2 14.4 Discount 9.0% 11.1 12.0 13.1 14.4 15.9 8.5% 12.0 13.0 14.3 15.8 17.6 8.0% 13.0 14.2 15.7 17.6 19.9 Source: Financial projections and scenarios per Francis management as of 01-Aug-2008 and 26-Sept-2008 Note: Includes capitalized ESO expense and “marked to market” 2015 opt-in value. Assumes 1,056mm basic shares outstanding, as of 07-Aug-2008, and net cash of $4,650 million, as of 30-Jun-2008. 1 Assumes cash flows discounted to 01-Jan-2009 P/E as implied by Earnings Before Interest, After-tax Market Update 12

Goldman Sachs Discounted Cash Flow Analysis of Francis Financial Sensitivities 2018 Terminal Year Enterprise Value Perpetuity Growth Rate 2.0% 2.5% 3.0% 3.5% 4.0% 10.0% $83,023 $86,566 $90,615 $95,287 $100,738 Rate 9.5% 89,071 93,290 98,158 103,837 110,549 Discount 9.0% 95,839 100,911 106,829 113,823 122,216 8.5% 103,356 109,524 116,813 125,561 136,252 8.0% 111,510 119,109 128,227 139,372 153,303 % of Enterprise Value in Terminal Value Perpetuity Growth Rate $ 68.1 2.0% 2.5% 3.0% 3.5% 4.0% 10.0% 59.4% 61.0% 62.8% 64.6% 66.5 % Rate 9.5% 61.8 63.5 65.3 67.2 69.2 Discount 9.0% 64.4 66.2 68.1 70.0 72.1 8.5% 67.3 69.2 71.1 73.1 75.2 8.0% 70.8 72.7 74.6 76.6 78.8 Equity Value Per Share—Diluted Perpetuity Growth Rate $ 102.4 2.0% 2.5% 3.0% 3.5% 4.0% 10.0% $81.47 $84.62 $88.18 $92.29 $97.08 Rate 9.5% 86.82 90.53 94.81 99.80 105.70 Discount 9.0% 92.77 97.23 102.43 108.58 115.96 8.5% 99.38 104.80 111.21 118.90 128.30 8.0% 106.54 113.23 121.25 131.05 143.31 Implied 2024 P/E1 Perpetuity Growth Rate $ 14.8 2.0% 2.5% 3.0% 3.5% 4.0% 10.0% 11.0 x 11.8 x 12.7 x 13.7 x 14.9 x Rate 9.5% 11.7 12.6 13.7 14.9 16.3 Discount 9.0% 12.6 13.6 14.8 16.2 17.9 8.5% 13.5 14.7 16.1 17.8 19.9 8.0% 14.6 16.1 17.8 19.8 22.4 Source: Financial projections and scenarios per Francis management as of 01-Aug-2008 and 26-Sept-2008 Note: Includes capitalized ESO expense and “marked to market” 2015 opt-in value. Assumes 1,056mm basic shares outstanding, as of 07-Aug-2008, and net cash of $4,650 million, as of 30-Jun-2008. 1 Assumes cash flows discounted to 01-Jan-2009 P/E as implied by Earnings Before Interest, After-tax Market Update 13

Goldman Sachs II. Forecast and Analysis Methodology Consideration Forecast and Analysis Methodology Consideration 14

Goldman Sachs Review of Greenhill Presentation Summary of Key Value Driving Differences Metric Greenhill GS Potential Delta (Per Share) ¹ Standalone 2015 Opt-in Rights Not included Valued separately ~$3.15 per share LRP effective tax rate until 2013, then Forecast Tax Assumption 36% trending to ~31% by 2018 $1.46 per share held constant at 31.4% $6,337mm (includes long-term $7,125mm (includes long-term Current Cash Balance marketable securities but excludes marketable securities and restricted $0.73 per share restricted cash) cash) 29-Sep-2008 Standalone $18.57 per share (all else constant to Forecast “June 2008 LRP” ² Financial Model Greenhill assumptions) Employee Stock Option Integrated into cash flow buildup Valued separately ($4.96) per share Compensation Fully Diluted Shares Outstanding 1,086.6mm (static) 1,079.6mm (dynamic) $0.55 per share (at $89 / share) Transaction-related $1.18 to $9.85 per share 4 Inter-Company Loan Not included Considered 4 $2.66 to $22.19 per Minority share $3.47 per share Long-Term Tax Benefit Not included Considered $7.82 per Minority share $4.76—$5.39 per share $11.38—$12.89 per share—0% perpetuity growth rate—0% perpetuity growth rate $0.15—$0.17 per share Synergies—38% tax rate—36% tax rate $6.30—$7.14 per Minority share ³—Fully diluted shares—Minority shares 1 Source: Per Greenhill 09-Sept-2008 presentation Assumes 1086.6mm diluted shares, unless otherwise noted. Assumes 3.0% perpetuity growth rate and 9.0% discount rate. 2 Preliminary review indicates Greenhill may be using an earlier forecast. 3 At 3.0% perpetuity growth rate, potential delta becomes $11.83—$13.40 per minority share. 4 Based on $10—30 billion inter-company loan amount and 0%—25% home jurisdiction tax rate. Forecast and Analysis Methodology Consideration 15

Goldman Sachs Comparison of Product Sales Breakdown Greenhill vs Special Committee ($ in millions) Greenhill (May 1st LRP)¹ Avastin Rituxan Herceptin Lucentis Other Marketed Named Product Pipeline Unnamed Non-Product $30,000 2.0% Perpetuity Growth Rate $24,858 $25,000 $19,690 $22,073 $17,755 4,502 $15,870 $16,760 $20,000 $14,769 3,998 $13,282 2,143 $12,341 275 559 1,036 102 $15,000 $11,573 16 $10,868 $10,000 $5,000 8,676 6,616 7,039 7,410 7,704 3,951 5,108 5,712 3,093 3,171 3,374 $0 (76) 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E 2024E ($5,000) Special Committee $35,000 $33,192 $28,300 $31,001 $30,000 $25,116 $25,965 $24,107 $24,872 $21,321 $17,460 $18,350 $19,362 $25,000 $16,151 $14,852 17,152 20,080 4,155 6,397 14,169 $20,000 $13,918 587 1,150 2,283 8,790 11,411 $11,287 $12,574 102 275 $15,000 16 -$10,000 $5,000 8,249 8,619 9,008 8,257 6,484 7,290 7,849 6,482 3,852 4,665 5,420 5,040 4,574 4,371 4,205 3,413 $0 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E 2024E ($5,000) Difference in Total Product $419 $1,001 $1,577 $1,571 $1,382 $1,589 $1,590 $1,606 $1,631 $2,034 $2,358 $2,151 $2,541 $4,407 $6,631 $8,334 Sales Cumulative 419 1,420 2,997 4,568 5,950 7,540 9,129 10,735 12,366 14,401 16,759 18,910 21,451 25,858 32,489 40,823 Difference 1 Source: Per Francis management Assumes 2.0% perpetuity growth rate beginning in 2018E, to reflect Greenhill presentation analysis. Forecast and Analysis Methodology Consideration 16

Goldman Sachs Comparison of Operating Income Projections Greenhill vs Special Committee ($ in millions) Greenhill ¹ Special Committee $14,728 $15,000 $13,114$12,869 $11,854 $12,000 $10,972 $11,491 $11,454 $10,104 $10,168 $10,263 $9,523 $8,967 $8,949 $9,000 $8,295 $7,928 $7,135 $7,111 $6,290 $6,513 $6,007 $6,000 $3,000 $0 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E YoY Growth Greenhill ¹ 8.4% 9.2% 11.5% 12.9% 6.4% 6.8% 0.9% 11.6% 12.4% Special Committee 13.4% 16.3% 8.1% 12.7% 8.6% 4.7% 3.2% 10.6% 12.3% Differences in Operating Income Annual $283 $622 $1,184 $1,039 $1,155 $1,449 $1,323 $1,591 $1,660 $1,859 Total 283 905 2,089 3,128 4,283 5,732 7,055 8,645 10,305 12,164 1 Source: Per Greenhill 09-Sept-2008 presentation and Francis management Excludes “Charge for Equity Settled Equity Compensation”, per Greenhill 09-Sep-2008 presentation. Forecast and Analysis Methodology Consideration 17

Goldman Sachs Key Updates from LRP to SAF Since the construction of the LRP from which Greenhill is working, the Avastin franchise team has done a full review of the product forecast incorporating the latest clinical data and view of the market — Adjusted dose/mix assumption upward based on AVADO study — Updated timelines on adjuvant studies for the most likely timing rather than the last possible timing Reviewed the 20 largest revenue generating indications in the LRP between 2009 and 2018, of which 15 programs were updated for PTS and/or timing — Upward change on C-08 PTS from 50% to 65% — Update to Hera 2 year study — Lucentis adjustments to BME and RVO indications Two additional CMO contracts assumed — Absorbs cost associated with excess manufacturing infrastructure More manufacturing volume going to Singapore sooner, leading incrementally faster tax savings Forecast and Analysis Methodology Consideration 18

Goldman Sachs Illustrative Comparison of FCF and Terminal Value ($ in millions, except per share data) Greenhill Analysis GS Analysis GS Analysis (2019 Terminal Year) 2018 FCF $7,887 2018 FCF $10,025 2018 FCF $10,025 2019 (Terminal Year) 135,388 2019 10,322 2019 (Terminal Year) 172,104 2020 10,136 2021 10,101 2022 10,920 2023 11,905 2024 12,992 2025 (Terminal Year) 223,022 Discount Rate 9.0% 9.0% 9.0% Terminal Growth Rate 3.0% 3.0% 3.0% Post 2018 “Terminal Value” $135,388 $289,397 $172,104 Terminal Year Discount Factor 0.422 0.422 PV of FCF (Pre 2018) $31,403 $41,951 $41,951 PV of Terminal Value (Post 2018) $57,189 $76,879 $72,699 Total Shares¹ 1,086.6 1,090.1 1,088.4 PV Per Share of FCF (Pre 2018) $28.90 $38.49 $38.55 PV Per Share of Terminal Value (Post 2018) $52.63 $70.53 $66.80 Adjustments Capitalized ESO Expense Per Share N/A ($10.33) ($10.35) 2015 Opt-in Value Per Share N/A $3.15 $3.16 Net Cash Per Share $3.00 $4.27 $4.27 Total PV $84.54 $106.10 $102.43 1 Source: Per Greenhill 09-Sep-2008 presentation and Francis management Diluted shares for Greenhill per 09-Sep-2008 presentation. Diluted shares for GS calculated per options schedule provided by Francis management as of 07-Aug-2008 Forecast and Analysis Methodology Consideration 19

Goldman Sachs Greenhill Discounted Cash Flow Analysis of Francis Financial Sensitivities 2018 Terminal Year Equity Value Per Share—Diluted Perpetuity Growth Rate $ 84.5 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 10.0% $66.20 $68.77 $71.70 $75.08 $79.03 $83.69 Rate 9.5% 71.03 74.09 77.61 81.72 86.58 92.41 Discount 9.0% 76.58 80.25 84.54 89.60 95.67 103.10 8.5% 83.01 87.47 92.75 99.08 106.82 116.50 8.0% 90.54 96.04 102.64 110.71 120.80 133.76 Source: Per Greenhill 09-Sep-2008 presentation Note: Assumes 1,086.6mm diluted shares outstanding and net cash of $3,263 million, as of 30-Jun-2008. Assumes cash flows discounted to 01-Jan-2009 Forecast and Analysis Methodology Consideration 20

Goldman Sachs Greenhill Terminal Growth Rate Considerations Current Ramp Down Approach¹ 3% 5% 6% 7% FCF 9% 10% FCF 3% 12% 13% Greenhill 13% Greenhill Forma Pro 2017E 2018E 2019E 2020E 2021E 2022E 2023E 2024E 2025E 2017E 2018E 2019E 2020E 2021E 2022E 2023E 2024E 2025E Implies unrealistic drop-off in growth Equivalent to a 4.3% perpetuity growth rate starting in 2018 May not account for historical out performance of healthcare Potential to add $15.97 per share when based on the market growth¹ Greenhill forecast analysis² Potential to add $19.40 per share when based on the Special Committee forecast² Source: 1 Per Greenhill 09-Sept-2008 presentation and Francis management 2 As articulated in a James Group Valuation Presentation dated 27-May-2008. Assumes 2018 terminal year and 9.0% discount rate. Forecast and Analysis Methodology Consideration 21

Goldman Sachs Comparison of Historical Performance vs LRP EPS FCST 1997A 1998A 1999A 2000A 2001A 2002A 2003A 2004A 2005A 2006A 2007A 2008E Basic EPS (As Reported) $0.13 $0.18 ($1.13) ($0.07) $0.14 $0.06 $0.54 $0.74 $1.21 $2.01 $2.63 Diluted EPS (As Reported) $0.13 $0.18 ($1.13) ($0.07) $0.14 $0.06 $0.53 $0.73 $1.18 $1.97 $2.59 (-) Non-Cash Gain on Acquisition—————- 0.07 (+) In-Process Research and Development Expense Related to Acquisition—————- 0.07 (+) Net Charges Related to Redemption, Acquisition and Special Items 1.35 0.32 0.24 0.40 0.03 0.10 0.10 0.09 0.10 (+) Employee Stock-Based Compensation Expense—————0.17 0.24 (+) Cumulative Effect of Accounting Change—0.06 0.01—0.05———ACTUAL (Per Francis Management) $0.13 $0.18 $0.23 $0.30 $0.38 $0.46 $0.60 $0.83 $1.28 $2.23 $2.94 $3.46 2008 LRP Q2 Update 06/26 (2008-2010) 3.43 % of Actual (Per Francis Management) 99% 2008 LRP Q2 Update 05/29 (Avastin) 3.43 % of Actual (Per Francis Management) 99% 2008 LRP Q2 Update 05/01 (Lupus/PPMS) 3.42 % of Actual (Per Francis Management) 99% 2008 LRP Q1 Update 03/06 (mBC Approval) 3.40 % of Actual (Per Francis Management) 98% 2007 LRP (Dec) 3.39 % of Actual (Per Francis Management) 98% 2006 LRP (Dec) 2.92 3.79 % of Actual (Per Francis Management) 99% 110% 2005 LRP (Dec) 1.81 2.42 3.05 % of Actual (Per Francis Management) 82% 82% 88% 2004 LRP* (Dec) 1.08 1.29 1.58 1.88 % of Actual (Per Francis Management) 84% 58% 54% 54% 2003 LRP (Dec) 0.73 0.87 1.06 1.48 1.78 % of Actual (Per Francis Management) 88% 68% 48% 50% 51% 2002 LRP (Jun) 0.57 0.69 0.84 1.05 1.21 % of Actual (Per Francis Management) 95% 83% 66% 47% 41% 2001 LRP (Dec) 0.46 0.50 0.63 0.74 0.85 % of Actual (Per Francis Management) 100% 83% 76% 57% 38% 2000 LRP* (May) 0.36 0.42 0.51 0.65 0.88 % of Actual (Per Francis Management) 95% 92% 85% 78% 68% 1999 LRP* (Jun) 0.28 0.31 0.40 0.50 0.62 % of Actual (Per Francis Management) 92% 83% 86% 82% 75% 1998 LRP (Jun) 0.21 0.24 0.31 0.43 0.55 % of Actual (Per Francis Management) 90% 78% 82% 94% 92% 1997 LRP (Dec) 0.20 0.19 0.23 0.28 0.39 % of Actual (Per Francis Management) 113% 84% 76% 73% 85% 1996 LRP (Dec) 0.13 0.16 0.17 0.25 0.35 % of Actual (Per Francis Management) 102% 91% 72% 83% 93% * Two-for-one stock split Source: Francis management and public company filings Note: Red percentage represents an LRP projection that was less conservative than actual results. Actual EPS (Per Francis Management) based on Non-GAAP diluted EPS Forecast and Analysis Methodology Consideration 22

Goldman Sachs Comparison of Historical Performance vs LRP Operating Revenue ($ in millions) FCST ¹ 2002A 2003A 2004A 2005A 2006A 2007A 2008E ACTUAL $2,584 $3,300 $4,621 $6,633 $9,284 $11,724 $13,172 2008 LRP Q2 Update 06/26 (2008-2010) 13,288 % of Actual 101% 2008 LRP Q2 Update 05/29 (Avastin) 13,228 % of Actual 100% 2008 LRP Q2 Update 05/01 (Lupus/PPMS) 13,212 % of Actual 100% 2008 LRP Q1 Update 03/06 (mBC Approval) 13,246 % of Actual 101% 2007 LRP (Dec) 13,049 % of Actual 99% 2006 LRP (Dec) 11,893 14,041 % of Actual 101% 107% 2005 LRP (Dec) 8,392 10,339 11,919 % of Actual 90% 88% 90% 2004 LRP (Dec) 5,873 6,866 7,819 8,827 % of Actual 89% 74% 67% 67% 2003 LRP (Dec) 4,198 5,048 5,978 7,192 8,332 % of Actual 91% 76% 64% 61% 63% 2002 LRP (Jun) 3,072 3,630 4,316 5,176 5,838 6,255 % of Actual 93% 79% 65% 56% 50% 47% 2001 LRP (Dec) 2,449 2,768 3,378 4,010 4,644 5,274 5,863 % of Actual 95% 84% 73% 60% 50% 45% 45% 2000 LRP (May) 2,322 2,663 3,076 3,611 4,080 4,504 4,919 % of Actual 90% 81% 67% 54% 44% 38% 37% Source: Francis management, public company filings and IBES median estimates as of 04-Oct-2008 1 Note: Red percentage represents an LRP projection that was less conservative than actual results 2008E forecasted revenue based on IBES median estimates as of 04-Oct-2008 Forecast and Analysis Methodology Consideration 23

Goldman Sachs Appendix A: James Transaction Considerations James Transaction Considerations 24

Goldman Sachs Overview of James Ownership Structure Comments James has two forms of shares — 160,000,000 Bearer shares with full voting rights The families, through shares held within the “Other” category, own a majority of the bearer shares — 702,562,700 Non-voting Equity Securities not part of the share capital and confer no voting rights, but have the same rights to participate in available earnings and proceeds from liquidation as Bearer shares James’ ADR (American Depositary Receipt) is traded in U.S. Dollars with two James ADRs representing one underlying non-voting equity security — The James ADR program was initiated in 1992, obtained securities manual listing by Standard & Poor’s Standard Corporation Records in 2006 and was upgraded to OTCQX International PremierQX in 2007 Novartis is restricted from purchasing incremental additional shares without making a full acquisition offer for James Source: James public filings and website James Transaction Considerations 25

Goldman Sachs Transaction Analysis Assumptions James projections based on Wall Street research dated 10-Oct-2008 Francis projections per Company management Assumes $2.0 billion in existing cash remains on the balance sheet James closing price of CHF148.20 (as of 10-Oct-2008) Achieves pre-tax synergies of $400 million in 2009E and $800 million in 2010E and 2011E — Excludes potential costs to achieve synergies 3.0% opportunity cost of cash CHF10 billion minimum cash balance for pro forma company — Excess free cash flow used to service debt Assumes no amortization of excess purchase price due to ability of James to account for it on the balance sheet directly as a reduction in equity (Francis already consolidated) Assumes transaction closes 31-Dec-2008 James Transaction Considerations 26

Goldman Sachs Sources and Uses for James Acquisition of the Minority 100% Cash (Figures in millions) Sources Uses USD CHF USD CHF Stock Consideration $0 CHF 0 Transaction Size at $89.00 Per Share $43,828 CHF 49,920 Francis Cash Used $7,125 CHF 8,115 James Existing Cash Used 9,688 11,035 Total Cash Used $16,813 CHF 19,150 Financing / Transaction Fees $500 CHF 570 Debt Issuance: Commercial Paper @ 2.54% $15,000 CHF 17,085 Bonds ($) @ 6.00% 10,000 11,390 Bonds (EUR) @ 6.25% 2,515 2,864 Term Loan @ 4.29% 0 0 Total Debt Issuance $27,515 CHF 31,339 Total Sources $44,328 CHF 50,489 Total Uses $44,328 CHF 50,489 Note: Assumes $89.00 per share acquisition price. Illustrative pricing as of August 2008 and does not reflect current market conditions. James Transaction Considerations 27

Goldman Sachs Accretion / (Dilution) Analysis Including Synergies 100% Cash (Figures in millions, except per share data) Currency Exchange Rate (CHF / $) 1.14 Price Per Share ($) $89.00 $95.00 $100.00 $105.00 $110.00 $115.00 $120.00 $125.00 $130.00 Price Per Share (CHF) CHF 101.37 CHF 108.21 CHF 113.90 CHF 119.60 CHF 125.29 CHF 130.99 CHF 136.68 CHF 142.38 CHF 148.07 Minority Shares (mm) 492 496 499 501 503 505 507 508 510 Equity Consideration—Diluted $43,828 $47,114 $49,855 $52,597 $55,338 $58,079 $60,821 $63,562 $66,304 CHF 49,920 CHF 53,663 CHF 56,785 CHF 59,908 CHF 63,030 CHF 66,153 CHF 69,275 CHF 72,397 CHF 75,520 Existing Cash Used $16,813 $16,813 $16,813 $16,813 $16,813 $16,813 $16,813 $16,813 $16,813 CHF 19,150 CHF 19,150 CHF 19,150 CHF 19,150 CHF 19,150 CHF 19,150 CHF 19,150 CHF 19,150 CHF 19,150 Incremental Financing Need $27,515 $30,801 $33,542 $36,284 $39,025 $41,766 $44,508 $47,249 $49,991 CHF 31,339 CHF 35,083 CHF 38,205 CHF 41,327 CHF 44,450 CHF 47,572 CHF 50,694 CHF 53,817 CHF 56,939 % Accretion / (Dilution) to James 2009E 0.9% (0.5)% (1.4)% (2.3)% (5.3)% (6.3)% (7.2)% (8.1)% (9.1)% 2010E 4.0% 2.7% 1.9% 1.1% (1.6)% (2.4)% (3.2)% (4.1)% (4.9)% 2011E 8.0% 6.9% 6.2% 5.5% 4.1% 3.3% 2.6% 1.8% 1.1% Incremental Pre-tax Synergies to Breakeven 2009E NM CHF 75 CHF 209 CHF 343 CHF 808 CHF 950 CHF 1,092 CHF 1,234 CHF 1,376 2010E NM NM NM NM 265 407 549 691 833 2011E NM NM NM NM NM NM NM NM NM Pro Forma EPS Growth Standalone 2008E—2012E 12.3% 14.8% 14.6% 14.4% 14.2% 14.1% 13.9% 13.8% 13.6% 13.4% Pro Forma P/E to Breakeven 2009E 11.2x 11.1x 11.3x 11.4x 11.5x 11.9x 12.0x 12.1x 12.2x 12.4x 2010E 10.0x 9.7x 9.8x 9.9x 9.9x 10.2x 10.3x 10.4x 10.5x 10.6x Implied Pro Forma PEG 2009E 0.9x 0.8x 0.8x 0.8x 0.8x 0.8x 0.9x 0.9x 0.9x 0.9x 2010E 0.8x 0.7x 0.7x 0.7x 0.7x 0.7x 0.7x 0.8x 0.8x 0.8x Note: Assumes cash consideration financed with all but $2.0 billion in existing cash and the remainder in new debt. Assumes 3.0% opportunity cost of cash. Assumes pre-tax synergies of $400 million in 2009E and $800 million in 2010E and 2011E. Standalone EPS growth per Wall Street research. Analysis does not include potential tax benefits James may realize. James Transaction Considerations 28